CO PY RI GH T © A BC EL LE RA Q2 2023 BUSINESS UPDATE AUGUST 3, 2023

CO PY RI GH T © A BC EL LE RA DISCLAIMER 2 This presentation contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize and achieve market acceptance of our current and planned products and services, our research and development efforts, and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. We caution you that forward-looking statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this presentation represent our views as of the date hereof. We undertake no obligation to update any forward-looking statements for any reason, except as required by law. Q2 2 02 3 BU SI NE SS U PD AT E

Q2 2023 BUSINESS UPDATE

Q2 2023. BUSINESS UPDATE SUMMARY.

CONTINUED PROGRESS IN **BUILDING ABCELLERA'S HIGH-VALUE PORTFOLIO**

$823M in total cash, cash equivalents & marketable securities

177 cumulative programs under contract

106 cumulative partnered programs started

9 molecules in the clinic

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Q2 2023 BUSINESS UPDATE

MARKET OPPORTUNITY.

AbCellera's end market is antibody medicines.


Programs
Per Year
Therapeutic
Antibodies
in the Clinic


Market Size in 2022 Source: Allied Market Research
Antibody
Discovery
~$6B
Market Size by 2030 Source: IQVIA
Commercial
Antibody Medicines
~$400B

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AbCellera secures ~$220M in non-dilutive funding to accelerate execution of strategy and bring programs into clinic with high capital efficiency.

Lab & Office Construction	Discovery & Pre-clinical Development	Clinical Studies	Total Project Investments
~$220M	~$190M	~$100M	~$520M

Stronger engine.

Allows us to offer highly differentiated end-to-end capabilities to select partners.

Enhanced portfolio.

Through the advancement of multiple wholly-owned pre-partnered programs from initiation all the way to Phase 1 clinical trials.

Q2 2023 BUSINESS UPDATE

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Q2 2023 BUSINESS UPDATE

Government funding drives value in multiple dimensions of AbCellera's business.

Funding will allow us to advance more pre-partnered programs, and we believe success in these programs will drive value in multiple dimensions of our business:

Develop platform, including establishing **integrated manufacturing capabilities**.

Bring programs to **value inflection points**.

Attract additional and **higher-value partner-initiated programs**.

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CO PY RI GH T © A BC EL LE RA Q2 2023 FINANCIALS UPDATE

CO PY RI GH T © A BC EL LE RA 10 20 30 40 50 60 70 80 90 100 110 0 19 20 21 22 23 Q2 106 18172015 16 Strong portfolio growth. 8 FI NA NC IA LS Partnered Program Starts Cumulative # of + WITH downstream participation – WITHOUT downstream participation Molecules in the Clinic Cumulative # of Discovery Partners Programs Under Contract 177 Total # of Total # of 41 9 1 2 3 4 5 6 7 8 9 0 19 20 21 22 23 Q2 18172015 16 Q2 2 02 3 BU SI NE SS U PD AT E I I I I I I I I I I I I I Note: Showing year-end figures, except for most-recent quarter. Historical results are not necessarily indicative of future results.

FINANCIALS
Q2 2023 BUSINESS UPDATE

9 molecules in the clinic.

MOLECULE	STAGE	THERAPEUTIC AREA	PARTNER	PROGRAM TYPE
bamlanivimab (LY-CoV555)	Marketed, Emergency Use Authorization (EUA)	• infectious disease: COVID-19	Lilly	AbCellera pre-partnered program **PARTNERED**
bebtelovimab (LY-CoV1404)	Marketed, Emergency Use Authorization (EUA)	• infectious disease: COVID-19		
TAK-920/DNL919	Phase 1	• neurology: Alzheimer's Disease	DENALI	AbCellera partner-initiated discovery
undisclosed	Phase 1	• neuroscience	teva	
undisclosed	Phase 1	• undisclosed	undisclosed	Trianni license
NBL-012	Phase 1	• dermatology • gastrointestinal disease • immunology	NovaRock BIOTHERAPEUTICS	
NBL-015/FL-301	Phase 1	• oncology		
NBL-020	IND/CTA authorized	• oncology		
IVX-01	Clinical field study	• animal health	Invetx	AbCellera partner-initiated discovery

As of June 30, 2023

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CO PY RI GH T © A BC EL LE RA 10 Q2 2 02 3 BU SI NE SS U PD AT E FI NA NC IA LS $10M total revenue, predominantly from discovery activity. MILESTONES ROYALTIES LICENSING RESEARCH FEES Revenue USD Q2 2022 $45.9M Q2 2023 $0.2M $9.8M $10.1M ■ □ ■ ■

Q2 2023 BUSINESS UPDATE | FINANCIALS

Operating expenses reflect ongoing investments.

Operating Expenses USD

RESEARCH & DEVELOPMENT



+$9.8M
$26.7M
$36.5M
Q2 2022
Q2 2023

SALES & MARKETING



+$0.7M
$3.1M
$3.8M
Q2 2022
Q2 2023

GENERAL & ADMIN



+$1.1M
$14.4M
$15.5M
Q2 2022
Q2 2023

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CO PY RI GH T © A BC EL LE RA 12 Q2 2 02 3 BU SI NE SS U PD AT E FI NA NC IA LS Net loss of $31M; equivalent to ($0.11) per share (basic & diluted). Earnings USD NET EARNINGS EARNINGS PER SHARE: BASIC Q2 2022 Q2 2023 -$6.8M -$30.5M -$0.02 -$0.11 Q2 2022 Q2 2023 EARNINGS PER SHARE: DILUTED -$0.02 -$0.11 Q2 2022 Q2 2023

CO PY RI GH T © A BC EL LE RA 13 Q2 2 02 3 BU SI NE SS U PD AT E FI NA NC IA LS Over 800 million in total cash, equivalents, and marketable securities. Cash Flows USD INVESTING FINANCING $78M Other FX $616M Marketable Securities $180M Cash & Equivalents $500M Marketable Securities 2023-06-30 $106M Marketable Securities (net) OPERATING2022-12-31 $28M* $387M Cash & Equivalents $915M ($24M) ($184M) $0M $1M $823M $27M* -------------------------------- * Restricted cash (including restricted cash in other assets)

CO PY RI GH T © A BC EL LE RA 14 THANK YOU Q2 2 02 3 BU SI NE SS U PD AT E